                                                         EXHIBIT (g)(xxv)


                     RULE 17f-5 AND 17f-7 SERVICES AGREEMENT


     This Agreement is made, as of May 22, 2002, separately by and between each of Schwab Capital Trust, Schwab Investments, The Charles Schwab Family of Funds and Schwab Annuity Portfolios (each a "Fund") and PFPC Trust Company ("PFPC ").

     WHEREAS each Fund has retained PFPC to provide custody services to certain of its investment portfolios (each a "Portfolio") pursuant to a Custodian Services Agreement dated May 22, 2002.

     WHEREAS each Portfolio may from time to time determine to invest and maintain some of its assets outside of the United States.

     WHEREAS, subject to and in accordance with the provisions set forth in this Agreement, each Fund wishes to appoint PFPC to serve as Foreign Custody Manager under Securities and Exchange Commission Rule 17f-5 ("Rule 17f-5") under the Investment Company Act of 1940 ("1940 Act") and to provide risk analysis and monitoring required under sub-sections (a)(1)(i)(A) and (B) of Securities and Exchange Commission Rule 17f-7 ("Rule 17f-7") under the 1940 Act.

     WHEREAS, subject to and in accordance with the provisions set forth in this Agreement, PFPC wishes to serve as Foreign Custody Manager under Rule 17f-5 and provide risk analysis and monitoring required under sub-sections (a)(1)(i)(A) and (B) of Rule 17f-7.

     NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, each Fund and PFPC hereby agree as follows:

     A. Foreign Custody Manager. With respect to "Foreign Assets" (as defined below) in the jurisdictions listed on Schedule A hereto (as the same may be changed by PFPC from time to time), PFPC will perform the duties of a "Foreign Custody Manager" as set forth in Rule 17f-5, subject to and in accordance with the provisions set out in this Agreement. In consideration of PFPC's agreement to so perform, each Fund agrees to the provisions set forth in Paragraphs A and C-L of this Agreement.

         1. PFPC shall select, place and maintain "Foreign Assets" (as that term is defined in Rule 17f-5(a)(2)) with an "Eligible Foreign Custodian" (as that term is defined in Rule 17f-5(a)(1)), provided that PFPC shall have determined that the Foreign Assets will be subject to reasonable care, based on the standards applicable to custodians in the relevant market, after having considered all factors relevant to the safekeeping of such Foreign Assets, including, without limitation, those factors set forth in Rule 17f-5(c)(1)(i)-(iv).

         2. PFPC will assure that each foreign custody arrangement with an Eligible Foreign Custodian be governed by a written contract that PFPC has determined provides for the reasonable care of Foreign Assets based on the standards specified in Rule 17f-5(c)(1). Each such contract shall include, without limitation, all of the provisions specified in Rule 17f-5(c)(2)(i)(A)-(F). Alternatively, each such contract may contain, in lieu of any or all of the provisions specified in Rule 17f-5(c)(2)(i)(A)-(F), such other provisions that PFPC reasonably determines will provide, in their entirety, the same or a greater level of care and protection for a Fund's investments as the specified provisions, in their entirety.

        3. PFPC will establish and maintain a system for the regular monitoring of the appropriateness of both maintaining the Foreign Assets with each Eligible Foreign Custodian and the custody contractual arrangements with such Eligible Foreign Custodians, it being understood, however, that in the event that PFPC shall have determined that the existing Eligible Foreign Custodian in a given country no longer affords reasonable care to Foreign Assets and that no other Eligible Foreign Custodian in that country would afford reasonable care, PFPC shall promptly so advise the applicable Fund and shall then act in accordance with authorized instructions with respect to the disposition of the affected Foreign Assets.

        4. PFPC shall provide to each Fund's Board of Trustees written reports notifying the Board of the placement of the Fund's Foreign Assets with a particular Eligible Foreign Custodian and of any material change in the Fund's foreign custody arrangements, with the reports to be provided to the Board at such times as the Board may deem reasonable and appropriate based on the circumstances of the Fund's arrangements. Any report provided by PFPC pursuant to this Sub-Paragraph A.4 may be in electronic form.

        5. For purposes of clarity, it is understood and agreed that PFPC shall not be responsible for any Foreign Custody Manager duties, including but not limited to those described in Sub-Paragraphs A.1-4 above, with respect to any securities depository.

        6. In performing its duties under this Agreement, PFPC shall not supervise, recommend or advise a Fund relative to the investment, purchase, sale, retention or disposition of any Foreign Asset in any country, including with respect to prevailing country risks. PFPC agrees to provide such information in its possession as is specified in Schedule B hereto, as such Schedule B may be amended from time to time between PFPC and a particular Fund. In gathering such information, PFPC shall be subject to the standard of care set forth in Paragraph D hereof, but shall not be deemed to warrant the specific accuracy of such information. PFPC agrees to promptly notify a Fund at any time that PFPC becomes aware of a material change to the information provided pursuant to Schedule B, or if PFPC learns that any information previously provided is incomplete or inaccurate. Each Fund hereby acknowledges that such information is solely designed to inform the Fund of market conditions and procedures and is not intended as a recommendation to invest or not invest in particular markets.

        7. Notwithstanding the provisions of any arrangements between any Fund and PFPC or otherwise, but subject to Sub-Paragraphs A.1-3 above, each Fund hereby agrees that its Foreign Assets may be maintained with any Eligible Foreign Custodian.

     B. Securities Depositories. PFPC will provide to the Funds the risk analysis and monitoring required under sub-sections (a)(1)(i)(A) and (B) of Rule 17f-7 subject to and in accordance with the provisions set out in this Agreement. In consideration of the provision of such risk analysis and monitoring each Fund agrees to the provisions set forth in Paragraphs B through L of this Agreement.

        1. (a) As contemplated by Rule 17f-7, PFPC will provide a written analysis (which may be in electronic form) to each Fund and its investment adviser of the custody risks associated with maintaining the Fund's "Foreign Assets" (as that term is defined in Rule 17f-5(a)(2) under the 1940 Act) with each "Eligible Securities Depository" (as that term is defined in Rule 17f-7(b)(1)) listed on Schedule C hereto (as the same may be changed by PFPC from time to time) and at which any Foreign Assets of the Fund are held or are expected to be held. PFPC shall monitor the custody risks associated with maintaining each applicable Fund's Foreign Assets at each such Eligible Securities Depository on a continuing basis and shall promptly notify each applicable Fund or its investment adviser in writing (which may be in electronic form) of any material change in such risks.

            (b) Based on the information available to it in the exercise of diligence, PFPC shall determine the eligibility under Rule 17f-7(b)(1) of each depository listed on Schedule C hereto (as the same may be changed by PFPC from time to time) and shall promptly advise each Fund or its investment adviser in writing (which may be in electronic form) if any such depository ceases to meet the definition of an Eligible Securities Depository (as that term is defined in Rule 17f-7(b)(1)).

        2. Each Fund acknowledges that it may maintain Foreign Assets only at the depositories listed on Schedule C hereto (as the same may be changed by PFPC from time to time). Each Fund agrees and acknowledges that its Foreign Assets may be held at any of the depositories listed on Schedule C hereto; provided that if any Fund provides written notice to PFPC specifically stating that a particular depository is not acceptable to it, then such Fund will not be deemed to have agreed and acknowledged that its Foreign Assets may be held by that particular depository.

        3. Notwithstanding the provisions of any arrangements between any Fund and PFPC or otherwise, each Fund hereby agrees that its Foreign Assets may be maintained with any Eligible Securities Depository listed on Schedule C hereto (provided that if any Fund provides written notice to PFPC specifically stating that a particular depository is not acceptable to it, then such Fund will not be deemed to have agreed that its Foreign Assets may be maintained by that particular depository). PFPC will not be deemed to have chosen any such Eligible Securities Depositories.

     C. Third Parties. Each Fund acknowledges that PFPC (at its own expense) may utilize a third party to carry out PFPC's activities set forth herein, provided however, that the appointment or use of a third party will not relieve PFPC of its obligations and responsibilities to a Fund under this Agreement, and PFPC will be responsible and liable to a Fund for the acts or omissions of such third party to the same extent that PFPC would be responsible and liable to the Fund if such acts or omissions were PFPC's own in providing the services set forth in this Agreement to such Fund (provided that in no event will PFPC be liable to a Fund for any indirect, special or consequential losses or damages (regardless of whether PFPC or such third party was aware of the possibility thereof)).

     D. Responsibility and Indemnification. In providing services pursuant to this Agreement, PFPC shall exercise reasonable care, prudence and diligence (such as a person having responsibility for the safekeeping of Foreign Assets would exercise). PFPC will indemnify a Fund with respect to the services set forth in this Agreement for the losses, liabilities and expenses suffered by the Fund as a result of PFPC's (a) failure to exercise such reasonable care, prudence and diligence (such as a person having responsibility for the safekeeping of Foreign Assets would exercise), and (b) willful misfeasance, bad faith, negligence or reckless disregard in carrying out its duties and obligations under this Agreement, provided that in no event will PFPC be liable to a Fund for any indirect, special or consequential losses or damages (regardless of whether PFPC was aware of the possibility thereof). Each Fund will indemnify PFPC for losses, liabilities and expenses suffered by PFPC with respect to the matters set forth in this Agreement, except that a Fund will not indemnify PFPC for such losses, liabilities and expenses arising out of PFPC's
(a) failure to exercise reasonable care, prudence and diligence (such as a person having responsibility for the safekeeping of Foreign Assets would exercise) in providing services to such Fund under this Agreement, or (b) willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations in providing services to such Fund under this

Agreement, provided that in no event will the Fund be liable for any indirect, special or consequential losses or damages (regardless of whether the Fund was aware of the possibility thereof).

     E. Compensation. The fees for services rendered by PFPC under this Agreement with respect to a particular Fund are included in the separate custodian services fee letter between the Fund and PFPC in effect on the date hereof, or as the same may be amended from time to time.

     F. Integration. This Agreement shall supercede and replace each of the Amendments to the respective Custodian Services Agreements between PFPC and the Funds dated as of July 2, 2001 relating to PFPC's duties as Foreign Custody Manager under Rule 17f-5 and relating to PFPC's duties to provide risk analysis and monitoring required under sub-sections (a)(1)(i)(A) and (B) of Rule 17f-7.

     G. Choice of Law. This Agreement and the provisions hereof shall be construed in accordance with the laws of the State of New York, without regard to its conflict of laws principles. This Agreement may be executed in counterparts, all of which when taken together shall constitute one contract. Delivery of an executed counterpart of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement. Each party hereto represents that it has taken all requisite action (corporate or otherwise) to authorize the execution and delivery of this Agreement. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     H. Declarations of Trust. The respective names Schwab Capital Trust, Schwab Investments, The Charles Schwab Family of Funds and Schwab Annuity Portfolios refers to each of such respective Funds and its Trustees, as Trustees but not individually or personally, acting under their respective Declarations of Trust dated May 6, 1993, October 26, 1990, May 9, 1995 and January 21, 1994. The obligations of any one of the aforementioned Funds entered into in the name of or on behalf of a Portfolio of such Fund by any of the Trustees, representatives or agents of such Fund are made not individually, but in such capacities. Such obligations are not binding upon any of the Trustees, shareholders or representatives of such Fund personally, but bind only the assets of such Fund belonging to such Portfolio for the enforcement of any claims against such Fund.

     I. Independent Transactions. Transactions entered into by one or more Portfolios of the Funds are considered independent transactions and shall in no way affect transactions entered into by any other Portfolio(s). Any amount owed by the Funds with respect to any obligation arising out of the Agreement, as amended, shall be paid only out of the assets and property of the particular Portfolio(s) that entered into such transaction.

     J. Each Fund represents that the Foreign Assets which are the subject matter of this Agreement are subject to the 1940 Act. PFPC represents that it is a U.S. Bank as defined in Rule 17f-5.

     K. This Agreement may be terminated with respect to a particular Fund by either such Fund or PFPC upon 60 days written notice to the other party.

     L. PFPC is entering into this Agreement with each of the Funds separately, and any duty, obligation or liability owed or incurred by PFPC with respect to a particular Fund shall be owed or incurred solely with respect to that Fund, and shall not in any way create any duty, obligation or liability with respect to any other

Fund. This Agreement shall be interpreted to carry out the intent of the parties hereto that PFPC is entering into a separate arrangement with each separate Fund.

IN WITNESS WHEREOF, each of the respective parties hereto have caused this Agreement to be executed on the day and year first above written.

PFPC TRUST COMPANY


/s/  David E. Fritz
------------------------------
By: David E. Fritz
Title: Vice President

SCHWAB CAPITAL TRUST


/s/  Tai-Chin Tung
------------------------------
By: Tai-Chin Tung
Title: Treasurer and Principal Financial Officer

SCHWAB INVESTMENTS


/s/  Tai-Chin Tung
------------------------------
By: Tai-Chin Tung
Title: Treasurer and Principal Financial Officer

THE CHARLES SCHWAB FAMILY OF FUNDS


/s/  Tai-Chin Tung
------------------------------
By: Tai-Chin Tung
Title: Treasurer and Principal Financial Officer

SCHWAB ANNUITY PORTFOLIOS


/s/  Tai-Chin Tung
------------------------------
By: Tai-Chin Tung
Title: Treasurer and Principal Financial Officer

SCHEDULE A

                      FOREIGN CUSTODY MANAGER JURISDICTIONS


COUNTRY           SUB-CUSTODIAN                             CORRESPONDENT BANK
-------           -------------                             ------------------
ARGENTINA         JPMorgan Chase Bank                       JPMorgan Chase Bank
                  Arenales 707, 5th Floor                   Buenos Aires
                  1061 Buenos Aires
                  ARGENTINA


AUSTRALIA         JPMorgan Chase Bank                       Australia and New Zealand Banking Group Ltd.
                  Level 37                                  Melbourne
                  AAP Center
                  259, George Street
                  Sydney NSW 2000
                  AUSTRALIA


AUSTRIA           Bank Austria AG                           J.P. Morgan AG
                  Julius Tandler Platz - 3                  Frankfurt
                  A-1090 Vienna
                  AUSTRIA


BAHRAIN           HSBC Bank Middle East                     National Bank of Bahrain
                  PO Box 57                                 Manama
                  Manama, 304
                  BAHRAIN


BANGLADESH        Standard Chartered Bank                   Standard Chartered Bank
                  18-20 Motijheel C.A.                      Dhaka
                  Box 536,
                  Dhaka-1000
                  BANGLADESH


BELGIUM           Fortis Bank N.V.                          J.P. Morgan AG
                  3 Montagne Du Parc                        Frankfurt
                  1000 Brussels
                  BELGIUM

BERMUDA           The Bank of Bermuda Limited               The Bank of Bermuda Ltd
                  6 Front Street                            Hamilton
                  Hamilton HMDX
                  BERMUDA


BOTSWANA          Barclays Bank of Botswana Limited         Barclays Bank of Botswana Ltd
                  Barclays House, Khama Crescent            Gaborone
                  Gaborone
                  BOTSWANA


BRAZIL            Citibank, N.A.                            Citibank, N.A..
                  Avenida Paulista, 1111                    Sao Paulo
                  Sao Paulo, SP 01311-920
                  BRAZIL

                  BankBoston, N.A.                          BankBoston, N.A.
                  Rua Libero Badaro, 425-29 andar           Sao Paulo
                  Sao Paulo - SP 01009-000
                  BRAZIL


BULGARIA          ING Bank N.V.                             ING Bank N.V.
                  Sofia Branch                              Sofia
                  12 Emil Bersinski Street
                  Ivan Vazov Region
                  1408 Sofia
                  BULGARIA


CANADA            Canadian Imperial Bank of Commerce        Royal Bank of Canada
                  Commerce Court West                       Toronto
                  Security Level
                  Toronto, Ontario M5L 1G9
                  CANADA

                  Royal Bank of Canada                      Royal Bank of Canada
                  200 Bay Street, Suite 1500                Toronto
                  15th Floor
                  Royal Bank Plaza, North Tower
                  Toronto
                  Ontario M5J 2J5
                  CANADA

CHILE             Citibank, N.A.                                        Citibank, N.A.
                  Avda. Andres Bello 2687                               Santiago
                  3rd and 5th Floors
                  Santiago
                  CHILE


CHINA - SHANGHAI  The Hongkong and Shanghai Banking                     Citibank, N.A.
                  Corporation Limited                                   New York
                  34/F, Shanghai Senmao International Building
                  101 Yin Cheng East Road
                  Pudong
                  Shanghai 200120
                  THE PEOPLE'S REPUBLIC OF CHINA


CHINA - SHENZHEN  The Hongkong and Shanghai Banking                     JPMorgan Chase Bank
                  Corporation Limited                                   Hong Kong
                  1st Floor
                  Century Plaza Hotel
                  No.1 Chun Feng Lu
                  Shenzhen
                  THE PEOPLE'S REPUBLIC OF CHINA


COLOMBIA          Cititrust Colombia S.A.                               Cititrust Colombia S.A. Sociedad Fiduciaria
                  Sociedad Fiduciaria                                   Santa Fe de Bogota
                  Carrera 9a No 99-02
                  First Floor
                  Santa Fe de Bogota, D.C.
                  COLOMBIA


CROATIA           Privredna banka Zagreb d.d.                           Privredna banka Zagreb d.d.
                  Savska c.28                                           Zagreb
                  10000 Zagreb
                  CROATIA


CYPRUS            The Cyprus Popular Bank Ltd.                          Cyprus Popular Bank
                  154 Limassol Avenue                                   Nicosia
                  P.O. Box 22032
                  CY-1598 Nicosia,
                  CYPRUS

CZECH REPUBLIC    Ceskoslovenska obchodni banka, a.s.       Ceskoslovenska obchodni banka, a.s.
                  Na Prikope 14                             Prague
                  115 20 Prague 1
                  CZECH REPUBLIC


DENMARK           Danske Bank A/S                           Nordea Bank Danmark A/S
                  2-12 Holmens Kanal                        Copenhagen
                  DK 1092 Copenhagen K
                  DENMARK


ECUADOR           Citibank, N.A.                            Citibank, N.A.
                  Av. Republica de El Salvador y            Quito
                  Naciones Unidas (Esquina)
                  Quito
                  ECUADOR


EGYPT             Citibank, N.A.                            Citibank, N.A.
                  4 Ahmed Pasha Street                      Cairo
                  Garden City
                  Cairo
                  EGYPT


ESTONIA           Hansabank                                 Esti Uhispank
                  Liivalaia 8                               Tallinn
                  EE0001 Tallinn
                  ESTONIA


FINLAND           Nordea Bank Finland Plc                   J.P. Morgan AG
                  2598 Custody Services                     Frankfurt
                  Aleksis Kiven Katu 3-5
                  FIN-00020 MERITA, Helsinki
                  FINLAND


FRANCE            BNP Paribas Securities Services S.A.      J.P. Morgan AG
                  Ref 256                                   Frankfurt
                  BP 141
                  3, Rue D'Antin
                  75078 Paris
                  Cedex 02
                  FRANCE

                  Societe Generale                          J.P. Morgan AG
                  50 Boulevard Haussman                     Frankfurt
                  75009 Paris
                  FRANCE

                  Credit Agricole Indosuez                  J.P. Morgan AG
                  96 Blvd. Haussmann                        Frankfurt
                  75008 Paris
                  FRANCE


GERMANY           Dresdner Bank AG                          J.P. Morgan AG
                  Juergen-Ponto-Platz 1                     Frankfurt
                  60284 Frankfurt/Main
                  GERMANY


GHANA             Barclays Bank of Ghana Limited            Barclays Bank of Ghana Ltd
                  Barclays House, High Street               Accra
                  Accra
                  GHANA


GREECE            HSBC Bank plc                             J.P. Morgan AG
                  Messogion 109-111                         Frankfurt
                  11526 Athens
                  GREECE


HONG KONG         The Hongkong and Shanghai Banking         JPMorgan Chase Bank
                  Corporation Limited                       Hong Kong
                  36th Floor, Sun Hung Kai Centre
                  30 Harbour Road
                  Wan Chai
                  HONG KONG


HUNGARY           Citibank Rt.                              ING Bank Rt.
                  Szabadsag ter 7-9                         Budapest
                  H-1051 Budapest V
                  HUNGARY


ICELAND           Islandsbanki-FBA                          Islandsbanki-FBA
                  Kirkjusandur 2                            Reykjavik
                  155 Reykjavik
                  ICELAND

INDIA             The Hongkong and Shanghai Banking         The Hongkong and Shanghai Banking
                  Corporation Limited                       Corporation Limited
                  Sudam Kalu Ahire Marg, Worli              Mumbai
                  Mumbai 400 025
                  INDIA

                  Deutsche Bank AG                          Deutsche Bank AG
                  Kodak House                               Mumbai
                  222 D.N. Road, Fort
                  Mumbai 400 001
                  INDIA

                  Standard Chartered Bank                   Standard Chartered Bank
                  Phoenix Centre, Phoenix Mills Compound    Mumbai
                  Senapati Bapat Marg, Lower Parel
                  Mumbai 400 013
                  INDIA


INDONESIA         The Hongkong and Shanghai Banking         Standard Chartered Bank
                  Corporation Limited                       Jakarta
                  World Trade Center
                  Jl. Jend Sudirman Kav. 29-31
                  Jakarta 10023
                  INDONESIA

                  Standard Chartered Bank                   Standard Chartered Bank
                  Jl. Jend Sudirman Kav. 33-A               Jakarta
                  Jakarta 10220
                  INDONESIA


IRELAND           Bank of Ireland                           J.P. Morgan AG
                  International Financial Services Centre   Frankfurt
                  1 Harbourmaster Place
                  Dublin 1
                  IRELAND

                  Allied Irish Banks, p.l.c.                J.P. Morgan AG
                  P.O. Box 518                              Frankfurt
                  International Financial Services Centre
                  Dublin 1
                  IRELAND


ISRAEL            Bank Leumi le-Israel B.M.                 Bank Leumi Le-Israel B.M.
                  35, Yehuda Halevi Street                  Tel Aviv
                  61000 Tel Aviv
                  ISRAEL

ITALY             BNP Paribas Securities Services S.A.      J.P. Morgan AG
                  2 Piazza San Fedele                       Frankfurt
                  20121 Milan
                  ITALY


IVORY COAST       Societe Generale de Banques en Cote       Societe Generale
                  d'Ivoire                                  Paris
                  5 et 7, Avenue J. Anoma - 01 B.P. 1355
                  Abidjan 01
                  IVORY COAST


JAMAICA           CIBC Trust and Merchant Bank              CIBC Trust and Merchant Bank
                  Jamaica Limited                           Jamaica Limited
                  23-27 Knutsford Blvd.                     Kingston
                  Kingston 10
                  JAMAICA


JAPAN             The Fuji Bank, Limited                    JPMorgan Chase Bank
                  6-7 Nihonbashi-Kabutocho                  Tokyo
                  Chuo-Ku
                  Tokyo 103
                  JAPAN


                  The Bank of Tokyo-Mitsubishi, Limited     JPMorgan Chase Bank
                  3-2 Nihombashi Hongkucho 1-chome          Tokyo
                  Chuo-ku
                  Tokyo 103
                  JAPAN


JORDAN            Arab Bank Plc                             Arab Bank Plc
                  P O Box 950544-5                          Amman
                  Amman
                  Shmeisani
                  JORDAN


KAZAKHSTAN        ABN AMRO Bank Kazakhstan                  ABN AMRO Bank Kazakhstan
                  45, Khadzhi Mukana Street                 Almaty
                  480099 Almaty
                  KAZAKHSTAN

KENYA             Barclays Bank of Kenya Limited            Barclays Bank of Kenya Ltd
                  c/o Barclaytrust Investment Services      Nairobi
                  & Limited
                  Mezzanine 3, Barclays Plaza, Loita Street
                  Nairobi
                  KENYA


LATVIA            Hansabanka                                Hansabanka
                  Kalku iela 26                             Riga
                  Riga, LV 1050
                  LATVIA


LEBANON           HSBC Bank Middle East                     JPMorgan Chase Bank
                  Ras-Beirut Branch                         New York
                  P.O. Box 11-1380
                  Abdel Aziz
                  Ras-Beirut
                  LEBANON


LITHUANIA         Vilniaus Bankas AB                        Vilniaus Bankas AB
                  12 Gedimino pr.                           Vilnius
                  LT 2600 Vilnius
                  LITHUANIA


LUXEMBOURG        Banque Generale du Luxembourg S.A.        J.P. Morgan AG
                  50 Avenue J.F. Kennedy                    Frankfurt
                  L-2951
                  LUXEMBOURG


MALAYSIA          HSBC Bank Malaysia Berhad                 J.P. Morgan Chase Bank Berhad
                  2 Leboh Ampang                            Kuala Lumpur
                  50100 Kuala Lumpur
                  MALAYSIA

MAURITIUS         The Hongkong and Shanghai Banking         The Hongkong and Shanghai Banking
                  Corporation Limited                       Corporation Limited
                  5/F Les Cascades Building                 Port Louis
                  Edith Cavell Street
                  Port Louis
                  MAURITIUS


MEXICO            Banco J.P. Morgan, S.A.                   Banco J.P. Morgan, S.A.
                  Torre Optima                              Mexico, D.F
                  Paseo de las Palmas #405 Piso 15
                  Lomas de Chapultepec
                  11000 Mexico, D. F.
                  MEXICO

                  Banco Nacional de Mexico, S.A.            Banco Nacional de Mexico, S.A.
                  Paseo de la Reforma 390                   Mexico, D.F
                  06695 Mexico, D.F.
                  MEXICO


MOROCCO           Banque Commerciale du Maroc S.A.          Banque Commerciale du Maroc S.A.
                  2 Boulevard Moulay Youssef                Casablanca
                  Casablanca 20000
                  MOROCCO


NAMIBIA           Standard Bank Namibia Limited             Standard Corporate & Merchant Bank
                  Mutual Platz                              Johannesburg
                  Cnr. Stroebel and Post Streets
                  P.O.Box 3327
                  Windhoek
                  NAMIBIA


NETHERLANDS       ABN AMRO Bank N.V.                        J.P. Morgan AG
                  Kemelstede 2                              Frankfurt
                  P. O. Box 3200
                  4800 De Breda
                  NETHERLANDS

                  Fortis Bank (Nederland) N.V.              J.P. Morgan AG
                  55 Rokin                                  Frankfurt
                  P.O. Box 243
                  1000 AE Amsterdam
                  NETHERLANDS

NEW ZEALAND       National Nominees Limited                 National Bank of New Zealand
                  Level 2 BNZ Tower                         Wellington
                  125 Queen Street
                  Auckland
                  NEW ZEALAND


*NIGERIA*         Stanbic Merchant Bank Nigeria Limited     Standard Bank of South Africa
                  188 Awolowo Road                          Johannesburg
                  P.O. Box 54746
                  Falomo, Ikoyi
                  Lagos
                  NIGERIA

       *RESTRICTED SERVICE ONLY. PLEASE CONTACT YOUR RELATIONSHIP MANAGER
                            FOR FURTHER INFORMATION.*


NORWAY            Den norske Bank ASA                       Den norske Bank ASA
                  Stranden 21                               Oslo
                  PO Box 1171 Sentrum
                  N-0107 Oslo
                  NORWAY


OMAN              HSBC Bank Middle East                     Oman Arab Bank
                  Bait Al Falaj Main Office                 Muscat
                  Ruwi, Muscat PC 112
                  OMAN


PAKISTAN          Citibank, N.A.                            Citibank, N.A.
                  AWT Plaza                                 Karachi
                  I.I. Chundrigar Road
                  Karachi 74200
                  PAKISTAN

                  Deutsche Bank AG                          Deutsche Bank AG
                  Unitowers                                 Karachi
                  I.I. Chundrigar Road
                  Karachi 74200
                  PAKISTAN

                  Standard Chartered Bank                   Standard Chartered Bank
                  Box 4896                                  Karachi
                  Ismail Ibrahim Chundrigar Road
                  Karachi 74200
                  PAKISTAN

PERU              Citibank, N.A.                            Banco de Credito del Peru
                  Camino Real 457                           Lima
                  Torre Real - 5th Floor
                  San Isidro, Lima 27
                  PERU


PHILIPPINES       The Hongkong and Shanghai Banking         The Hongkong and Shanghai Banking
                  Corporation Limited                       Corporation Limited
                  30/F Discovery Suites                     Manila
                  25 ADB Avenue
                  Ortigas Center
                  Pasig City, Manila
                  PHILIPPINES


POLAND            Bank Handlowy w. Warszawie S.A.           Bank Rozwoju Eksportu S.A.
                  ul. Senatorska 16                         Warsaw
                  00-082 Warsaw
                  POLAND

                  Bank Polska Kasa Opieki S.A.              Bank Rozwoju Eksportu S.A.
                  11 Lucka street                           Warsaw
                  00-950 Warsaw
                  POLAND


PORTUGAL          Banco Espirito Santo, S.A.                J.P. Morgan AG
                  7th floor                                 Frankfurt
                  Rua Castilho, 26
                  1250-069 Lisbon
                  PORTUGAL


ROMANIA           ING Bank N.V.                             ING Bank N.V.
                  13-15 Kiseleff Blvd                       Bucharest
                  Bucharest 1
                  ROMANIA


*RUSSIA*          J.P. Morgan Bank International            JPMorgan Chase Bank
                  (Limited Liability Company)               New York
                  Building 2/1, 8th floor                   A/C JPMorgan Chase Bank
                  Paveletskaya Square                       London (USD NOSTRO Account)
                  113054 Moscow
                  RUSSIA

                  Credit Suisse First Boston AO                 JPMorgan Chase Bank
                  Nikitsky Pereulok, 5                          New York
                  103009 Moscow                                 A/C JPMorgan Chase Bank
                  RUSSIA                                        London (USD NOSTRO Account)

       *RESTRICTED SERVICE ONLY. PLEASE CONTACT YOUR RELATIONSHIP MANAGER
                            FOR FURTHER INFORMATION.*


SINGAPORE         Standard Chartered Bank                       Oversea-Chinese Banking Corporation
                  3/F, 6 Battery Road                           Singapore
                  049909
                  SINGAPORE


SLOVAK REPUBLIC   Ceskoslovenska obchodni banka, a.s.           Ceskoslovenska obchodni banka, a.s.
                  pobocka zahranicnej banky v SR                Bratislava
                  Michalska 18
                  815 63 Bratislava
                  SLOVAK REPUBLIC


SLOVENIA          Bank Austria Creditanstalt d.d. Ljubljana     Bank Austria Creditanstalt d.d. Ljubljana
                  Wolfova 1                                     Ljubljana
                  SI-1000 Ljubljana
                  SLOVENIA


SOUTH AFRICA      The Standard Bank of South Africa Limited     Standard Corporate & Merchant Bank
                  Standard Bank Centre                          Johannesburg
                  1st Floor
                  5 Simmonds Street
                  Johannesburg 2001
                  SOUTH AFRICA


SOUTH KOREA       The Hongkong and Shanghai Banking             The Hongkong and Shanghai Banking
                  Corporation Limited                           Corporation Limited
                  5/F HSBC Building                             Seoul
                  #25, Bongrae-dong 1-ga
                  Seoul
                  SOUTH KOREA

                  Standard Chartered Bank                       Standard Chartered Bank
                  22/F, Seoul Finance Centre Building           Seoul
                  63, Mukyo-dong, Chung-Ku
                  Seoul
                  SOUTH KOREA

SPAIN             J.P. Morgan Bank, S.A.                    J.P. Morgan AG
                  Paseo de la Castellana, 51                Frankfurt
                  28046 Madrid
                  SPAIN


SRI LANKA         The Hongkong and Shanghai Banking         The Hongkong and Shanghai Banking
                  Corporation Limited                       Corporation Limited
                  24 Sir Baron Jayatillaka Mawatha          Colombo
                  Colombo 1
                  SRI LANKA


SWEDEN            Skandinaviska Enskilda Banken             Svenska Handelsbanken
                  Sergels Torg 2                            Stockholm
                  SE-106 40 Stockholm
                  SWEDEN


SWITZERLAND       UBS AG                                    UBS AG
                  45 Bahnhofstrasse                         Zurich
                  8021 Zurich
                  SWITZERLAND


TAIWAN            JPMorgan Chase Bank                       JPMorgan Chase Bank
                  14th Floor                                Taipei
                  2, Tun Hwa S. Road Sec. 1
                  Taipei
                  TAIWAN

                  The Hongkong and Shanghai Banking         The Hongkong and Shanghai Banking
                  Corporation Limited                       Corporation Limited
                  International Trade Building              Taipei
                  16th Floor, Taipei World Trade Center
                  333 Keelung Road, Section 1
                  Taipei 110
                  TAIWAN


THAILAND          Standard Chartered Bank                   Standard Chartered Bank
                  14th Floor, Zone B                        Bangkok
                  Sathorn Nakorn Tower
                  100 North Sathorn Road
                  Bangrak, Bangkok 10500
                  THAILAND

TUNISIA           Banque Internationale Arabe de Tunisie,   Banque Internationale Arabe de Tunisie, S.A.
                  S.A.                                      Tunis
                  70-72 Avenue Habib Bourguiba
                  P.O. Box 520
                  1080 Tunis Cedex
                  TUNISIA


TURKEY            JPMorgan Chase Bank                       JPMorgan Chase Bank
                  Emirhan Cad. No: 145                      Istanbul
                  Atakule, A Blok Kat:11
                  80700-Dikilitas/Besiktas
                  Istanbul
                  TURKEY


*UKRAINE*         ING Bank Ukraine                          ING Bank Ukraine
                  28 Kominterna Street                      Kiev
                  5th Floor
                  Kiev, 252032
                  UKRAINE

       *RESTRICTED SERVICE ONLY. PLEASE CONTACT YOUR RELATIONSHIP MANAGER
                            FOR FURTHER INFORMATION.*


U.A.E.            HSBC Bank Middle East                     The National Bank of Abu Dhabi
                  P.O. Box 66                               Abu Dhabi
                  Dubai
                  UNITED ARAB EMIRATES


U.K.              JPMorgan Chase Bank                       National Westminster Bank
                  Crosby Court                              London
                  Ground Floor
                  38 Bishopsgate
                  London EC2N 4AJ
                  UNITED KINGDOM


URUGUAY           BankBoston, N.A.                          BankBoston, N.A.
                  Zabala 1463                               Montevideo
                  Montevideo
                  URUGUAY

VENEZUELA         Citibank, N.A.                            Citibank, N.A.
                  Carmelitas a Altagracia                   Caracas
                  Edificio Citibank
                  Caracas 1010
                  VENEZUELA


VIETNAM           The Hongkong and Shanghai Banking         The Hongkong and Shanghai Banking
                  Corporation Limited                       Corporation Limited
                  75 Pham Hong Thai, District 1             Ho Chi Minh City
                  Ho Chi Minh City
                  VIETNAM


ZAMBIA            Barclays Bank of Zambia Limited           Barclays Bank of Zambia Ltd
                  Kafue House, Cairo Road                   Lusaka
                  Lusaka
                  ZAMBIA


ZIMBABWE          Barclays Bank of Zimbabwe Limited         Barclays Bank of Zimbabwe Ltd
                  2nd Floor, 3 Anchor House                 Harare
                  Jason Mayo Avenue
                  Harare
                  ZIMBABWE

                                   SCHEDULE B
                       INFORMATION REGARDING COUNTRY RISK


1. To aid a Fund in its evaluations regarding country risk, PFPC shall furnish annually and upon the initial placing of Foreign Assets into a country by the Fund the following information:

     A. Opinions of local counsel concerning:

          i. Whether applicable foreign law would restrict the access afforded the Fund's independent public accountants to books and records kept by an Eligible Foreign Custodian located in that country.

          ii. Whether applicable foreign law would restrict the Fund's ability to recover its assets in the event of the bankruptcy of an Eligible Foreign Custodian located in that country.

          iii. Whether applicable foreign law would restrict the Fund's ability to recover assets that are lost while under the control of an Eligible Foreign Custodian located in the country.

     B. Written information concerning:

          i. The likelihood of expropriation, nationalization, freezes, or confiscation of the Fund's assets.

          ii. Whether difficulties in converting the Fund's cash and cash equivalents to U.S. dollars are reasonably foreseeable.

     C. A market report with respect to the following topics: (i) securities regulatory environment, (ii) foreign ownership restrictions, (iii) foreign exchange, (iv) securities settlement and registration, (v) taxation and (vi) securities depositories.

2. PFPC shall furnish the following additional information on an as needed basis:

     Market flashes, including with respect to changes in the information in market reports.

                                   SCHEDULE C
                         FOREIGN SECURITIES DEPOSITORIES

    COUNTRY                DEPOSITORY                          INSTRUMENTS
    -------                ----------                          -----------
ARGENTINA        CVSA                              Equity, Corporate Debt, Government
                 (Caja de Valores S.A.)            Debt

ARGENTINA        CRYL                              Government Debt
                 (Central de Registration y
                 Liquidacion de Instrumentos de
                 Endeudamiento Publico)

AUSTRALIA        AUSTRACLEAR LIMITED               Corporate Debt, Money Market,
                                                   Semi-Government Debt

AUSTRALIA        CHESS                             Equity
                 (Clearing House Electronic
                 Sub-register System)

AUSTRALIA        RITS                              Government Debt
                 (Reserve Bank of
                 Australia/Reserve Bank
                 Information and Transfer
                 System)

AUSTRIA          OEKB                              Equity, Corporate Debt, Government
                 (OESTERREICHISCHE KONTROLLBANK    Debt
                 AG)

BELGIUM          CIK                               Equity, Corporate Debt
                 (Caisse Interprofessionnelle
                 de Depots et de Virements de
                 Titres S.A.)

BELGIUM          NBB                               Corporate Debt, Government Debt
                 (National Bank of Belgium)

BRAZIL           CBLC                              Equity
                 (Companhia Brasileira de
                 Liquidacao e Custodia)

BRAZIL           CETIP                             Corporate Debt
                 (Central de Custodia e
                 Liquidacao Financiera de
                 Titulos Privados)

BRAZIL           SELIC                             Government Debt
                 (Sistema Especial de
                 Liquidacao e Custodia)

BULGARIA         BNB                               Government Debt
                 (Bulgaria National Bank)

BULGARIA         CDAD                              Equity, Corporate Debt
                 (Central Depository A.D.)

CANADA           CDS                               Equity, Corporate, Government Debt
                 (The Canadian Depository for
                 Securities Limited)

CHILE            DCV                               Equity, Corporate Debt, Government
                 (Deposito Central de Valores      Debt
                 S.A.)

CHINA, SHANGHAI  CSDCC, SHANGHAI BRANCH            Equity
                 (China Securities Depository
                 and Clearing Corporation
                 Limited, Shanghai Branch)

    COUNTRY                DEPOSITORY                          INSTRUMENTS
    -------                ----------                          -----------
CHINA, SHENZHEN  CSDCC, SHENZHEN BRANCH            Equity
                 (China Securities Depository
                 and Clearing Corporation
                 Limited, Shenzhen Branch)

COLOMBIA         DCV                               Government Debt
                 (Deposito Central de Valores)

COLOMBIA         DECEVAL                           Equity, Corporate Debt, Government
                 (Deposito Centralizado de         Debt
                 Valores de Colombia S.A.)

CROATIA          SDA                               Equity, Government Debt
                 (Central Depository Agency
                 Inc. - Stredisnja depozitarna
                 agencija d.d.)

CROATIA          MINISTRY OF FINANCE OF THE        Short-term debt issued by the
                 REPUBLIC OF CROATIA               Ministry of Finance.

CROATIA          CNB                               Short-term debt issued by the
                 (Croatian National Bank)          National Bank of Croatia.

CZECH REPUBLIC   SCP                               Equity, Corporate Debt, Government
                 (Stredisko cennych papiru)        Debt

CZECH REPUBLIC   CNB                               Government Debt
                 (Czech National Bank)

DENMARK          VP                                Equity, Corporate Debt, Government
                 (Vaerdipapircentralen A/S)        Debt

EGYPT            MCSD                              Equity, Corporate Debt
                 (Misr for Clearing, Settlement
                 and Depository, S.A.E.)

ESTONIA          ECDS                              Equity, Corporate Debt, Government
                 (Estonian Central Depository      Debt
                 for Securities Limited - Eesti
                 Vaatpaberite Keskdepositoorium)

EUROMARKET       DCC                               Euro-CDs

                 (The Depository and Clearing
                 Centre)

EUROMARKET       CLEARSTREAM                       Euro-Debt
                 (Clearstream Banking, S.A.)

EUROMARKET       EUROCLEAR                         Euro-Debt

FINLAND          APK                               Equity, Corporate Debt, Government
                 (Finnish Central Securities       Debt
                 Depository Limited)

FRANCE           EUROCLEAR FRANCE                  Equity, Corporate Debt, Government
                                                   Debt

GERMANY          CBF                               Equity, Corporate Debt, Government
                 (CLEARSTREAM BANKING AG)          Debt

GREECE           CSD                               Equity, Corporate Debt
                 (Central Securities Depository
                 S.A.)

GREECE           BOG                               Government Debt
                 (BANK OF GREECE)

    COUNTRY                DEPOSITORY                          INSTRUMENTS
    -------                ----------                          -----------
HONG KONG        HKSCC                             Equity
                 (Hong Kong Securities Clearing
                 Company Limited)

HONG KONG        CMU                               Corporate Debt, Government Debt
                 (Central Moneymarkets Unit)

HUNGARY          KELER                             Equity, Corporate Debt, Government
                 (Central Depository and           Debt
                 Clearing House - Kosponti
                 Elszamolohaz es Ertektar
                 (Budapest) Rt.)

INDIA            NSDL                              Equity, Corporate Debt, Government
                 (National Securities              Debt
                 Depository Limited)

INDIA            CDSL                              Equity
                 (Central Depository Services
                 (India) Limited)

INDIA            RBI                               Government Debt
                 (Reserve Bank of India)

INDONESIA        KSEI                              Equity, Corporate Debt
                 (PT Kustodian Sentral Efek
                 Indonesia)

IRELAND          CREST                             Equity, Corporate Debt
                 (CRESTCo Limited)

ISRAEL           TECH                              Equity, Corporate Debt, Government
                 (Tel Aviv Stock Exchange          Debt
                 Clearing House Limited)

ITALY            MONTE TITOLI S.P.A.               Equity, Corporate Debt, Government
                                                   Debt

ITALY            BANCA D'ITALIA                    Government Debt

IVORY COAST      DC/BR                             Equity
                 (Le Depositaire Central /
                 Banque de Reglement)

JAPAN            JASDEC                            Equity, Convertible Debt
                 (Japan Securities Depository
                 Center)

JAPAN            BOJ                               Registered Government Debt
                 (Bank of Japan)

KAZAHKSTAN       CSD                               Equity
                 (CENTRAL SECURITIES DEPOSITORY
                 CJSC)

KENYA            CBCD                              Government Debt
                 (Central Bank Central
                 Depository)

LATVIA           LCD                               Equity, Corporate Debt, Government
                 (Latvian Central Depository)      Debt

LEBANON          MIDCLEAR S.A.L.                   Equity
                 (Custodian and Clearing Center
                 of Financial Instruments for
                 Lebanon and the Middle East
                 S.A.L.)

LITHUANIA        CSDL                              Equity, Corporate Debt, Government
                 (Central Securities Depository    Debt
                 of Lithuania)

LUXEMBOURG       CLEARSTREAM                       Equity
                 (Clearstream Banking S.A.)

    COUNTRY                DEPOSITORY                          INSTRUMENTS
    -------                ----------                          -----------
MALAYSIA         MCD                               Equity, Corporate Debt, Government
                 (Malaysian Central Depository     Debt
                 Sdn. Bhd.)

MAURITIUS        CDS                               Equity, Corporate Debt
                 (Central Depository and
                 Settlement Company Limited)

MEXICO           INDEVAL                           Equity, Corporate Debt, Government
                 (S.D. INDEVAL S.A. de C.V.)       Debt

MOROCCO          MAROCLEAR                         Equity, Corporate Debt, Government
                                                   Debt

NETHERLANDS      NECIGEF                           Equity, Corporate Debt, Government
                 (Nederlands Centraal Insituut     Debt
                 voor Giraal Effectenverkeer B.V.)

NEW ZEALAND      NZCSD                             Equity, Corporate Debt, Government
                 (New Zealand Central              Debt
                 Securities Depository)

NIGERIA          CSCS                              Equity, Corporate Debt, Government
                 (Central Securities Clearing      Debt
                 System Limited)

NORWAY           VPS                               Equity, Corporate Debt, Government
                 (Verdipapirsentralen)             Debt

OMAN             MDSRC                             Equity, Corporate Debt
                 (The Muscat Depository and
                 Securities Registration
                 Company, S.A.O.C.)

PAKISTAN         CDC                               Equity, Corporate Debt
                 (Central Depository Company of
                 Pakistan Limited)

PAKISTAN         SBP                               Government Debt
                 (State Bank of Pakistan)

PERU             CAVALI                            Equity, Corporate Debt, Government
                 (CAVALI ICLV S.A.)                Debt

PHILIPPINES      PCD                               Equity
                 (Philippine Central Depository
                 Inc.)

PHILIPPINES      ROSS                              Government Debt
                 (Bangko Sentral ng Pilipinas /
                 Register of Scripless
                 Securities)

POLAND           NDS                               Equity, Long-Term Government Debt
                 (National Depository for
                 Securities S.A.)

POLAND           CRT                               Short-Term Government Debt
                 (Central Registry of
                 Treasury-Bills)

PORTUGAL         INTERBOLSA                        Equity, Corporate Debt, Government
                 (Sociedade Gestora de Sistemas    Debt
                 de Liquidacao e de Sistemas
                 Centralizados de Valores
                 Mobiliarios, S.A.

ROMANIA          SNCDD                             Equity

    COUNTRY                DEPOSITORY                          INSTRUMENTS
    -------                ----------                          -----------
                 (National Company for
                 Clearing, Settlement and
                 Depository for Securities)

ROMANIA          BSE                               Equity
                 (Bucharest Stock Exchange
                 Registry)

RUSSIA          VTB                                Equity, Corporate Debt, Government
                 (Vneshtorgbank)                   Debt (Ministry of Finance Bonds)

RUSSIA           NDC                               Equity, Corporate Debt, Government
                 (National Depository Centre)      Debt (Ministry of Finance Bonds)

SINGAPORE        CDP                               Equity, Corporate Debt
                 (The Central Depository (Pte)
                 Limited)

SINGAPORE       SGS                                Government Debt
                (Monetary Authority of Singapore
                / Singapore Government
                Securities Book-Entry System)

SLOVAK REPUBLIC  SCP                               Equity, Corporate Debt, Government
                 (Stredisko cennych papierov SR    Debt
                 Bratislava, a.s.)

SLOVAK REPUBLIC  NBS                               Government Debt
                 (National Bank of Slovakia)

SLOVENIA         KDD                               Equity, Corporate Debt, Government
                 (Centralna klirinsko depotna      Debt
                 druzba d.d.)

SOUTH AFRICA     CDL                               Corporate Debt, Government Debt
                 (CENTRAL DEPOSITORY (PTY)
                 LIMITED)

SOUTH AFRICA     STRATE                            Equity
                 (Share Transactions Totally
                 Electronic)

SOUTH KOREA      KSD                               Equity, Corporate Debt, Government
                 (Korea Securities Depository)     Debt

SPAIN            SCLV                              Equity, Corporate Debt
                 (Servicio de Compensacion y
                 Liquidacion de Valores, S.A.)

SPAIN            BANK OF SPAIN                     Government Debt

SRI LANKA        CDS                               Equity, Corporate Debt
                 (Central Depository System
                 (Private) Limited)

SWEDEN           VPC                               Equity, Corporate Debt, Government
                 (Vardepapperscentralen AB)        Debt

SWITZERLAND      SIS                               Equity, Corporate Debt, Government
                 (SIS SegaInterSettle AG)          Debt

TAIWAN           TSCD                              Equity, Government Debt
                 (Taiwan Securities Central
                 Depository Co., Ltd.)

THAILAND         TSD                               Equity, Corporate Debt, Government
                 (Thailand Securities              Debt
                 Depository Company Limited)

    COUNTRY                DEPOSITORY                          INSTRUMENTS
    -------                ----------                          -----------
TUNISIA          STICODEVAM                        Equity, Corporate Debt, Government
                 (Societe Tunisienne               Debt
                 Interprofessionnelle pour la
                 Compensation et le Depot des
                 Valeurs Mobilieres)

TURKEY           TAKASBANK                         Equity, Corporate Debt, Government
                 (IMKB Takas ve Saklama Bankasi    Debt
                 A.S.)

UNITED           CREST                             Equity, Corporate Debt, Government
KINGDOM          (CRESTCo Limited)                 Debt

UNITED           CMO                               Sterling & Euro CDs, Commercial
KINGDOM          (Central Moneymarkets Office)     Paper

URUGUAY          BCU                               Corporate Debt, Government Debt
                 (Banco Central del Uruguay)

VENEZUELA        BCV                               Government Debt
                 (Banco Central de Venezuela)

ZAMBIA           CSD                               Equity, Government Debt
                 (LuSE Central Shares
                 Depository Limited)

ZAMBIA           BOZ                               Government Debt
                 (Bank of Zambia)